Property, Plant and Equipment (Details) - USD ($)	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Property Plant And Equipment Details
Machinery and equipment	$ 6,819,305	$ 6,802,971	$ 3,719,344
Leasehold improvements	449,271	449,271	7,641
Accumulated depreciation	(1,102,291)	(803,725)	(328,803)
Property, plant and equipment, gross	6,166,285	6,448,517	3,398,182
Construction in process	1,524,921	1,440,690	2,117,001
Total property, plant and equipment, net	$ 7,691,206	$ 7,889,207	$ 5,515,183